Exhibit 99.1b
                                RAYTHEON COMPANY



                                AMENDMENT TO THE
                      RAYTHEON SAVINGS AND INVESTMENT PLAN


     In accordance with the authority vested in the Senior Vice President, Human Resources, of Raytheon Company by a Vote of the Board of Directors and delegated to the Vice President and Deputy Director Human Resources, to amend the defined benefit and defined contribution plans sponsored by Raytheon Company and to approve participating companies in the plans, the Raytheon Savings and Investment Plan is hereby amended in the following respects:

     1. Article V, Section 5.1(b), is hereby revised to read as follows (added language in bold type; deleted language interlined):

          (b) Except as otherwise determined by the Administrator or provided herein, Matching Contributions made with respect to Plan Years beginning on and after January 1, 1999 must be invested in Common Stock until the beginning of the fifth (5th) Plan Year following the Plan Year for which such contributions are made. Thereafter, a Participant may designate the investment of the Matching Contribution funds in accordance with the provision of subsection (a) above. Notwithstanding the preceding sentences in this subsection (b) and except as otherwise provided below, the five-year restriction prescribed in this subsection (b) shall not apply (i) following a Participant's Severance from Service other than on account of a Layoff, (ii) effective on and after February 1, 2001, while a Participant is on a Layoff, or (iii) on or after January 1 of the calendar year in which a Participant attains age 55. If a Participant or former Participant is reemployed with an Employer following a Severance from Service, including a Layoff, the five-year restriction prescribed in this subsection (b) shall apply with respect to any Matching Contributions made on and after such reemployment and with respect to any Matching Contributions made before such reemployment that are invested in Common Stock as of the date of reemployment.

     2. Article V, Section 5.1(c) is hereby amended by adding the following language to the end thereof:

"Notwithstanding the first sentence in this subsection (c) and except as otherwise provided herein, the investment restrictions prescribed in this subsection (c) shall not apply (i) following a Participant's Severance from Service other than on account of a Layoff or (ii) effective on and after February 1, 2001, while a Participant is on a Layoff. If a Participant or former Participant is reemployed with an Employer following a Severance from Service, including a Layoff, the investment restrictions otherwise prescribed in this subsection (c) shall apply to any ESOP Contributions made on and after such reemployment and with respect to any ESOP Contributions made before such reemployment that are invested in Common Stock as of the date of reemployment."

     3. Article VIII is amended, effective February 1, 2001, by adding the following new Section 8.7(j) to the end thereof:

          (j) Except as otherwise provided in a Qualified Domestic Relations Order, all distributions to an Alternate Payee shall commence within a reasonable period of time following the determination that the Domestic Relations Order is a Qualified Domestic Relations Order.

     4. Exhibit A to the Plan is amended effective as provided therein to reflect changes in the provisions applicable to certain eligible groups. Attached hereto is a revised Exhibit A which reflect those changes (the changes appear in bold type).



                                               /s/ Keith J. Peden
                                        ---------------------------------
                                              Keith J. Peden
                                          Vice President and Deputy Director
                                              Human Resources



Dated at Lexinton,
Massachusetts

March 8, 2001

                                   EXHIBIT A
                      RAYTHEON SAVINGS AND INVESTMENT PLAN
 Adopting Employers and Special Plan Provisions for Certain Adopting Employers
               As of January 1, 2000 (unless indicated otherwise)

------------------------------------------------------------------------------------------------------------------------------------
 Effective Prior   Expiration    Union           Eligible Group                  Matching or Employer      Compensation  Eligibility
to 1/1/99 or Date     Date       Code                                            Contributions                              Code
      Shown
====================================================================================================================================
                           RAYTHEON AIRCRAFT HOLDINGS, INC (EXCLUDING RAYTHEON AEROSPACE SUPPORT SERVICES)
====================================================================================================================================
                                        Salaried & Non-Union Hourly              Standard                     Standard       E
------------------------------------------------------------------------------------------------------------------------------------
                   exp. 8/4/01     Z    IAM Lodge 733 (Aircraft-Wichita, KS)     Match. Cont. Formula A--     Base Pay       H
                                                                                 6% match in case @ 50%      (see below)
                                                                                 max 3%
------------------------------------------------------------------------------------------------------------------------------------
                   exp. 8/4/01     Y    IAM Lodge 2328 (Aircraft-Wichita, KS)    Match. Cont. Formula A--     Base Pay       H
                                                                                 6% match in case @ 50%      (see below)
                                                                                 max 5%
====================================================================================================================================
                                                RAYTHEON AEROSPACE SUPPORT SERVICES, INC.
====================================================================================================================================
    11/1/1999      exp. 5/19/02    X    IAM, Lodge 2777 (T-34/44) [NAS Whiting   Emp. Cont. Formula B--3%     Standard       E
                                        Field, FL (RASSC)]
------------------------------------------------------------------------------------------------------------------------------------
    11/1/1999                           NAS Whiting Field, FL (RASSC) - Non-     Emp. Cont. Formula D--4%     Standard       E
                                        Union                                    up to $500/yr.
------------------------------------------------------------------------------------------------------------------------------------
    11/1/1999      exp. 7/16/02    X    IAM, Lodge 2777 (UNFO) [NAS              Emp. Cont. Formula B--3%     Standard       E
                                        Pensacola, FL (RASSC)]
------------------------------------------------------------------------------------------------------------------------------------
    11/1/1999                           Pensacola, FL                            Emp. Cont. Formula B--3%     Standard       E
------------------------------------------------------------------------------------------------------------------------------------
    11/1/1999      exp. 9/8/02     W    IAM, District Lodge 142 [US Customs,     Emp. Cont. Formula D--       Standard       E
                                        Miami, FL (RASSC)]                        1.75% up to $400/yr.
------------------------------------------------------------------------------------------------------------------------------------
    11/1/1999                           US Customs, (RASSC) - Non-Union Ees.     Emp. Cont. Formula D--       Standard       E
                                                                                 1.75% up to $400/yr.
------------------------------------------------------------------------------------------------------------------------------------
    11/1/1999      exp. 5/20/01    V    IAM, Lodge 2916 [NAS Corpus Christi,     Emp. Cont. Formula B--3%     Standard       E
                                        TX (RASSC)]
------------------------------------------------------------------------------------------------------------------------------------
    11/1/1999                           Corpus Christi, TX                       Emp. Cont. Formula B--3%     Standard       E
------------------------------------------------------------------------------------------------------------------------------------
    11/1/1999      exp. 7/23/01    U    IBT, Local 533 [NAS Fallon, NV           Emp. Cont. Formula B--3%     Standard       E
                                        (RASSC)]
------------------------------------------------------------------------------------------------------------------------------------
    10/1/2000      exp. 4/12/03    S    AETC Contract IAM 2771, Sheppard         Emp. Cont. Formula B--3%     Standard       E
                                        AFB TX
------------------------------------------------------------------------------------------------------------------------------------
    11/1/1999                           Drug Enforcement Agency Contract,        Emp. Cont. Formula D--       Standard       E
                                        Ft. Worth                                1.75% up to $400/yr.
------------------------------------------------------------------------------------------------------------------------------------
    11/1/1999                           Wright-Patterson AFB, TX                 Emp. Cont. Formula D--       Standard       E
                                                                                 1.75% up to $400/yr.
------------------------------------------------------------------------------------------------------------------------------------
    11/1/1999                           AETC contract Satellite sites (RASSC)    Emp. Cont. Formula D--       Standard       E
                                        non-union                                1.75% up to no cap
------------------------------------------------------------------------------------------------------------------------------------
     7/1/2000                           Moody AFB, GA (RASSC) non union, non     Emp. Cont. Formula D--       Standard       E
                                        ex., & hrly.                             1.75% up to $400/yr.
------------------------------------------------------------------------------------------------------------------------------------
     7/1/2000                           Moody AFB, GA non-union salary Exempt    Emp. Cont. Formula B--3%     Standard       E
------------------------------------------------------------------------------------------------------------------------------------
    11/1/1999      exp. 2/26/03    Q    IAM Lodge 2777 (TH-57) NAS Whiting       Emp. Cont. Formula B--3%     Standard       E
                                        Field, FL
------------------------------------------------------------------------------------------------------------------------------------
    7/26/2000                      O    IAM T-34 NAS Oceana, VA                  Emp. Cont. Formula B--3%     Standard       E
------------------------------------------------------------------------------------------------------------------------------------
                                                                RAYTHEON COMPANY
====================================================================================================================================

----------------------------------------------------------------------------------------------------------
 Effective Prior           Vesting        Maximum Effective      Maximum        Match         ESOP
to 1/1/99 or Date                            Deferral           After-Tax      Source     Contribution
      Shown
==========================================================================================================
==========================================================================================================
                           Standard          Standard           Standard         20         Standard
---------------------------------------------------------------------------------------------------------
                       Vesting Schedule         17%                NO             3       Yes - Sp. Elig.
                         (see below)                                                        (see below)
---------------------------------------------------------------------------------------------------------
                       Vesting Schedule         17%                NO             3       Yes - Sp. Elig.
                          see below)                                                       (see below)
=========================================================================================================

=========================================================================================================
    11/1/1999              Standard          Standard           Standard          5              NO
---------------------------------------------------------------------------------------------------------
    11/1/1999              Standard          Standard           Standard          5              NO
---------------------------------------------------------------------------------------------------------
    11/1/1999              Standard          Standard           Standard          5              NO
---------------------------------------------------------------------------------------------------------
    11/1/1999              Standard          Standard           Standard          5              NO
---------------------------------------------------------------------------------------------------------
    11/1/1999              Standard          Standard           Standard          5              NO
---------------------------------------------------------------------------------------------------------
    11/1/1999              Standard          Standard           Standard          5              NO
---------------------------------------------------------------------------------------------------------
    11/1/1999              Standard          Standard           Standard          5              NO
---------------------------------------------------------------------------------------------------------
    11/1/1999              Standard          Standard           Standard          5              NO
---------------------------------------------------------------------------------------------------------
    11/1/1999              Standard          Standard           Standard          5              NO
---------------------------------------------------------------------------------------------------------
    10/1/2000              Standard          Standard           Standard          5              NO
---------------------------------------------------------------------------------------------------------
    11/1/1999              Standard          Standard           Standard          5              NO
---------------------------------------------------------------------------------------------------------
    11/1/1999              Standard          Standard           Standard          5              NO
---------------------------------------------------------------------------------------------------------
    11/1/1999              Standard          Standard           Standard          5              NO
---------------------------------------------------------------------------------------------------------
     7/1/2000              Standard          Standard           Standard          5              NO
---------------------------------------------------------------------------------------------------------
     7/1/2000              Standard          Standard           Standard          5              NO
---------------------------------------------------------------------------------------------------------
    11/1/1999              Standard          Standard           Standard          5              NO
---------------------------------------------------------------------------------------------------------
    7/26/2000              Standard          Standard           Standard          5              NO
---------------------------------------------------------------------------------------------------------

=========================================================================================================

                                   EXHIBIT A
                      RAYTHEON SAVINGS AND INVESTMENT PLAN
   Adopting Employers Special Plan Provisions for Certain Adopting Employers
               As of January 1, 2000 (unless indicated otherwise)

------------------------------------------------------------------------------------------------------------------------------------
 Effective Prior     Expiration       Union                                               Matching or Employer       Compensation
to 1/1/99 or Date       Date          Code          Eligible Group                            Contributions
      Shown
====================================================================================================================================
                      exp 10/1/00       H10      IAMAW, Local 2793                  No contribution                      Base pay
                                                                                                                        (see below)
------------------------------------------------------------------------------------------------------------------------------------
                      exp 10/1/00       H11      IAMAW, District Lodge 74           No contribution                      Base pay
                                                                                                                        (see below)
------------------------------------------------------------------------------------------------------------------------------------
                     exp. 9/30/02       H12      IUOE Local 547                     No contribution                      Base pay
                                                                                                                        (see below)
------------------------------------------------------------------------------------------------------------------------------------
                      exp 10/1/00        H9      IAM, Local 850                     No contribution                      Base pay
                                                                                                                        (see below)
------------------------------------------------------------------------------------------------------------------------------------
   eff 9/1/00                           H15      IBEW 553, Fort Bragg, NC           No contribution                      Base pay
                                                                                                                        (see below)
------------------------------------------------------------------------------------------------------------------------------------
   eff 10/1/00                          H16      IAMAW, Vandenburg                  Standard                             Standard
------------------------------------------------------------------------------------------------------------------------------------
   eff 10/1/00                          H17      IAMAW, Hawaii                      Standard                             Standard
------------------------------------------------------------------------------------------------------------------------------------
   eff 10/1/00                          H18      Teamsters, Guam                    Standard                             Standard
------------------------------------------------------------------------------------------------------------------------------------
   eff 10/1/00                          H19      Teamsters, Hawaii                  Standard                             Standard
------------------------------------------------------------------------------------------------------------------------------------
                     exp. 3/30/00        R9      IBEW Local 2088                    Emp. Cont. Formula E--4%             Standard
                                                                                    of Base Pay post 4/22/96--
                                                                                    7% of Base Pay pre
                                                                                    4/22/96
------------------------------------------------------------------------------------------------------------------------------------
                      exp 10/1/99        RA      IBEW, Local 340                    Emp. Cont. Formula A--DC              Base pay
                                                                                    $.90/hr.                             (see below)
------------------------------------------------------------------------------------------------------------------------------------
                      exp 10/1/99        RJ      IBEW, Local 223                    Emp. Cont. Formula A--DC              Base pay
                                                                                    $.98/hr.                             (see below)
------------------------------------------------------------------------------------------------------------------------------------
                      exp 10/1/99        RM      IBT, Local 639                     No contribution                      Base pay
                                                                                                                        (see below)
------------------------------------------------------------------------------------------------------------------------------------
                      exp 10/1/99        RN      IBEW, Local 898                    Emp. Cont. Formula A--DC             Base pay
                                                                                    $.70/hr.                            (see below)
------------------------------------------------------------------------------------------------------------------------------------
                      exp 9/30/01        RR      IAM, Dist Lodge 131                Emp. Cont. Formula A--DC             Base pay
                                                                                    $.65/hr.                            (see below)
------------------------------------------------------------------------------------------------------------------------------------
                                        RTK      RSTX - Benefits Flexserve          No contribution                      Standard
------------------------------------------------------------------------------------------------------------------------------------
                                        RTM      Trng and Svcs 20% Pricing          No contribution                      Standard
------------------------------------------------------------------------------------------------------------------------------------
                                        RTN      Trng and Svcs 20% Pricing          No contribution                      Standard
------------------------------------------------------------------------------------------------------------------------------------
                                        RVR      ISDD OSMP Russia                   No contribution                      Standard
------------------------------------------------------------------------------------------------------------------------------------
                      exp 9/30/01        RW      IBEW, Local 2131 (Full-Time)       No contribution                      Base pay
                                                                                                                        (see below)
------------------------------------------------------------------------------------------------------------------------------------
                      exp 9/30/01       RW2      IBEW, Local 2131 (Part-Time)       No contribution                      Base pay
                                                                                                                        (see below)
------------------------------------------------------------------------------------------------------------------------------------
                                        RWP      Exempt at Wright-Patterson AFB     No contribution                      Standard
------------------------------------------------------------------------------------------------------------------------------------
                      exp 9/30/01        RX      IBEW, Local 2131(X)                No contribution                      Base pay
                                                                                                                       (see below)
------------------------------------------------------------------------------------------------------------------------------------
                     exp 11/30/02        RZ      ITPE District 5                    No contribution                      Base pay
                                                                                                                        (see below)
------------------------------------------------------------------------------------------------------------------------------------
                      exp 10/1/00       S01      SCA - Annapolis Jnct, MD NASA      Emp. Cont. Formula A--DC             Standard
                                                                                    $.10/hr.
------------------------------------------------------------------------------------------------------------------------------------
                                        S02      SCA - CISF & SSPARS Colo Spgs      Emp. Cont. Formula A--DC             Standard
                                                                                    $.40/hr.
------------------------------------------------------------------------------------------------------------------------------------
                      exp 10/1/00       S03      SCA - Marshall Space Flt Ctr       Emp. Cont. Formula A--DC             Standard
                                                                                    $.10/hr.
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 Effective Prior      Eligibility                      Maximum Elective       Maximum        Match             ESOP
to 1/1/99 or Date         Code           Vesting           Deferral          After-Tax       Source        Contribution
      Shown
=========================================================================================================================
                           E             Standard             17%                NO             5                NO

-------------------------------------------------------------------------------------------------------------------------
                           E             Standard             17%                NO             5                NO

-------------------------------------------------------------------------------------------------------------------------
                           E             Standard             17%                NO             5                NO

-------------------------------------------------------------------------------------------------------------------------
                           E             Standard             17%                NO             5                NO

-------------------------------------------------------------------------------------------------------------------------
   eff 9/1/00              E             Standard             17%                NO             5                YES

-------------------------------------------------------------------------------------------------------------------------
   eff 10/1/00             E             Standard           Standard          Standard          20               NO
-------------------------------------------------------------------------------------------------------------------------
   eff 10/1/00             E             Standard           Standard          Standard          20               NO
-------------------------------------------------------------------------------------------------------------------------
   eff 10/1/00             E             Standard           Standard          Standard          20               NO
-------------------------------------------------------------------------------------------------------------------------
   eff 10/1/00             E             Standard           Standard          Standard          20               NO
-------------------------------------------------------------------------------------------------------------------------
                           E             Standard             15%                NO             5                YES



-------------------------------------------------------------------------------------------------------------------------
                           E             Standard             17%                NO             5                NO

-------------------------------------------------------------------------------------------------------------------------
                           E             Standard             17%                NO             5                NO

-------------------------------------------------------------------------------------------------------------------------
                           E             Standard             :17%               NO             5                NO

-------------------------------------------------------------------------------------------------------------------------
                           E             Standard             17%                NO             5                NO

-------------------------------------------------------------------------------------------------------------------------
                           E             Standard             17%                NO             5                NO

-------------------------------------------------------------------------------------------------------------------------
                           E             Standard           Standard          Standard          5                NO
-------------------------------------------------------------------------------------------------------------------------
                           E             Standard           Standard          Standard          5                NO
-------------------------------------------------------------------------------------------------------------------------
                           E             Standard           Standard          Standard          5                NO
-------------------------------------------------------------------------------------------------------------------------
                           E             Standard           Standard          Standard          5                NO
-------------------------------------------------------------------------------------------------------------------------
                           E             Standard             17%                NO             5                NO

-------------------------------------------------------------------------------------------------------------------------
                           E             Standard             17%                NO             5                NO

-------------------------------------------------------------------------------------------------------------------------
                           E             Standard           Standard          Standard          5                NO
-------------------------------------------------------------------------------------------------------------------------
                           E             Standard             17%                NO             5                NO

-------------------------------------------------------------------------------------------------------------------------
                           E             Standard             17%                NO             5                NO

-------------------------------------------------------------------------------------------------------------------------
                           E             Standard           Standard             NO             5                NO

-------------------------------------------------------------------------------------------------------------------------
                           E             Standard           Standard          Standard          5                NO

-------------------------------------------------------------------------------------------------------------------------
                           E             Standard           Standard          Standard          5                NO

-------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT A
                      RAYTHEON SAVINGS AND INVESTMENT PLAN
Adopting Employers and Special Plan Provisions for Certain Adopting Employers As
                 of January 1, 2000 (unless indicated otherwise)

------------------------------------------------------------------------------------------------------------------------------------
 Effective Prior     Expiration       Union                                                Matching or Employer         Compensation
to 1/1/99 or Date       Date          Code          Eligible Group                             Contributions
      Shown
====================================================================================================================================
                                      S04      SCA - ROTHR Chesapeake, VA                Emp. Cont. Formula A--DC         Standard
                                                                                         $.10/hr.
------------------------------------------------------------------------------------------------------------------------------------
                                      S05      SCA - ROTHR Freer, TX                     Emp. Cont. Formula A--DC         Standard
                                                                                         $.10/hr.
------------------------------------------------------------------------------------------------------------------------------------
                                      S06      SCA - ROTHR Kingsville, TX                Emp. Cont. Formula A--DC         Standard
                                                                                         $.10/hr.
------------------------------------------------------------------------------------------------------------------------------------
                                      S07      SCA - ROTHR New Kent, VA                  Emp. Cont. Formula A--DC         Standard
                                                                                         $.10/hr.
------------------------------------------------------------------------------------------------------------------------------------
                                      S08      SCA - SEI & IATC                          Emp. Cont. Formula A--DC         Standard
                                                                                         $.40/hr.
------------------------------------------------------------------------------------------------------------------------------------
                                      S09      SCA - Shemya, AK                          No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S10      SCA - O&M Richardson, TX                  No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S11      SCA - AUTEC W. Palm Beach                 No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                     exp 10/1/00      S12      SCA - Englewood, CO PMEL PO               Emp. Cont. Formula A--DC         Standard
                                                                                         $.10/hr.
------------------------------------------------------------------------------------------------------------------------------------
                                      S13      SCA - FAA Depot Oklahoma City             Emp. Cont. Formula A--DC         Standard
                                                                                         $.10/hr.
------------------------------------------------------------------------------------------------------------------------------------
                                      S14      SCA - McClellan AFB, CA PMEL              Emp. Cont. Formula A--DC         Standard
                                                                                         $.10/hr.
------------------------------------------------------------------------------------------------------------------------------------
                                      S15      SCA - NASA Langley, VA                    Emp. Cont. Formula A--DC         Standard
                                                                                         $.10/hr.
------------------------------------------------------------------------------------------------------------------------------------
                                      S16      SCA - Onizuka AFS, CA                     No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S17      SCA - TROJAN                              Emp. Cont. Formula A--DC         Standard
                                                                                         $.10/hr.
------------------------------------------------------------------------------------------------------------------------------------
                                      S18      SCA - TSSC Washngton, DC                  No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S19      SCA - Warren, MI                          No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S20      SCA - Wright Patterson AFB, OH            No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S21      SCA - Lexington Depot, KY                 No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                     exp 10/1/00      S22      SCA - SSPARS Cape Code AFS, MA            Emp. Cont. Formula A--DC         Standard
                                                                                         $.98/hr.
------------------------------------------------------------------------------------------------------------------------------------
                                      S23      Mobile Sensors - Florida                  No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S24      SCA - Poulsbo, WA                         No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S25      C-130H2 Weapons Systems                   No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S26      SCA -C-141 Aerial Refueling OK            No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S27      SCA -C-141 Aerial Refuling NJ             No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S28      SCA -C141 Aerial Refueling WA             No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S29      SCA -C141 Aerial Refueling CA             No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S30      SCA - Flight Crew Training OK             No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S31      SCA - E6 M:aintenance Trnrs OK            No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S32      SCA - F/A-18 Flight Trnrs SC              No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S33      SCA - F/A-18 Flight Trnrs CA              No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S34      SCA - F-14 COMS VA                        No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S35      SCA - F-15 Trng Devices AK                No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                        exp 10/1/00   S36      SCA - F-15 Trng Devices VA                No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S37      SCA - F-15 Trng Devices NC                No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------
                                      S38      SCA - F-16 Air Defense MN                 No contribution                  Standard
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 Effective Prior      Eligibility                      Maximum Elective       Maximum        Match             ESOP
to 1/1/99 or Date         Code           Vesting           Deferral          After-Tax       Source        Contribution
      Shown
============================================================================================================================
                           E            Standard          Standard           Standard          5                NO

----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO

----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO

----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO

----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO

----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO

----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO

----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO

----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO

----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO

----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard            17%                 NO             5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO

----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
---------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------
                           E            Standard          Standard           Standard          5                NO
----------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT A
                      RAYTHEON SAVINGS AND INVESTMENT PLAN
 Adopting Employers and Special Plan Provisions for Certain Adopting Employers
               As of January 1, 2000 (unless indicated otherwise)

-----------------------------------------------------------------------------------------------------------------------------------
Effective Prior   Expiration     Union           Eligible Group         Matching or Employer  Compensation  Eligibility   Vesting
  to 1/1/99 or       Date         Code                                  Contributions                           Code
  Date Shown
===================================================================================================================================
                                  S39    SCA - F-16 Air Defense OR      No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S40    SCA - F-16 Air Defense ND      No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S41    SCA - F-16 CLS/TSSC AK         No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S42    SCA - F-16 CLS/TSSC AZ         No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S43    SCA - F-16 Sim Aircraft TX     No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S44    SCA - KC-10 Aircrew Trng TX    No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S45    SCA - KC-10 Aircrew Trng NJ    No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                  exp 10/1/00     S46    SCA - KC-10 Aircrew Trng CA    No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S47    SCA - MCAS V-22 NC             No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S48    SCA - P-3 COMS HI              No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S49    SCA - T45 FY98 CMSP TX         No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S50    SCA - T45 FY96 Prod MS         No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S51    SCA - BMTA OK&TX               No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S52    SCA - BMTA AS&KS               No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S53    SCA - BMTA GA/PA/NE            No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S54    SCA - BMTA IL                  No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S55    SCA - BMTA KY                  No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S56    SCA BMTA HI                    No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S57    SCA - BMTA AK                  No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S58    SCA - BMTA AZ                  No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S59    SCA - BMTA AL                  No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S60    SCA - BMTA MA                  No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S61    SCA - CTC LA/TX                No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S62    SCA - CTC CA                   No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S64    SCA - SURTASS VA               No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S65    SCA - SURTASS HI               No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S66    SCA - E-6 Flight Crew Trng OK  No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S67    SCA - CSEF OH                  No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S68    SCA - Project H265 NV          No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S69    SCA - B-2 CLS MO               No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S70    SCA - FORSCOM                  No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S71    SCA - KC135 Omaha, NE          No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S72    SCA - ROTHR Puerto Rico        No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S74    SCA - Ft. Stewart GA           No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S75    SCA - Ft. Carson CO            No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
                                  S76    SCA - Ft. Benning GA           No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
  eff 10/1/00                     S78    SCA - Guam                     No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
  eff 10/1/00                     S79    SCA - Vandenburg AFB           No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
  eff 10/1/00                     S80    SCA - Hawaii                   No contribution         Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
   eff 1/1/99     exp 4/14/00     263    SPFPA, Local 263               Standard                Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
   eff 7/1/99     exp 4/11/04     298    UAW, Local 298                 Standard                Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
   eff 4/1/99     exp 2/16/03     848    UAW, Local 848                 Standard                Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
   eff 1/1/99     exp 8/19/01     967    UAW, Local 967                 Standard                Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
   eff 1/1/99     exp 8/26/00      R1    IBEW, Local 1505               Standard                Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
   eff 1/1/99     exp 12/2/00      R2    IAM, Lodge 1836                Standard                Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
   eff 6/1/99     exp 2/16/00      R3    Raytheon Guards                Standard                Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------
   eff 6/1/99      exp 3/9/00      R4    IUPPE, Local 84                Standard                Standard         E       Standard
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
Effective Prior   Maximum Elective   Maximum    Match      ESOP
  to 1/1/99 or        Deferral      After-Tax  Source  Contribution
  Date Shown
=====================================================================
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
                      Standard       Standard     5         NO
---------------------------------------------------------------------
  eff 10/1/00         Standard       Standard     5         NO
---------------------------------------------------------------------
  eff 10/1/00         Standard       Standard     5         NO
---------------------------------------------------------------------
  eff 10/1/00         Standard       Standard     5         NO
---------------------------------------------------------------------
   eff 1/1/99         Standard       Standard    20      Standard
---------------------------------------------------------------------
   eff 7/1/99         Standard       Standard    20      Standard
---------------------------------------------------------------------
   eff 4/1/99         Standard       Standard    20      Standard
---------------------------------------------------------------------
   eff 1/1/99         Standard       Standard    20      Standard
---------------------------------------------------------------------
   eff 1/1/99         Standard       Standard    20      Standard
---------------------------------------------------------------------
   eff 1/1/99         Standard       Standard    20      Standard
---------------------------------------------------------------------
   eff 6/1/99         Standard       Standard    20      Standard
---------------------------------------------------------------------
   eff 6/1/99         Standard       Standard    20      Standard
---------------------------------------------------------------------

                                                                      6/18/2002

                                   EXHIBIT A
                      RAYTHEON SAVINGS AND INVESTMENT PLAN
Adopting Employers and Special Plan Provisions for Certain Adoption Employers As
                of January 1, 2000 (unless indicated otherwise)

------------------------------------------------------------------------------------------------------------------------------------
Effective       Expiration     Union  Eligible Group                  Matching or Employer     Compensation  Eligibility     Vesting
 Prior to          Date        Code                                       Contributions                          Code
1/1/99 or
Date Shown
====================================================================================================================================
                               R8     IBEW "A", Local 1505            Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
  eff 4/1/99    exp 3/3/01     RG     IAM, Lodge 587                  Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                exp 8/31/01    A1     IAM, LOCAL 1561                 Match. Cont.             Basepay           H       Vesting
                                                                      Formula A--              (see below)               schedule
                                                                      6% match in cash                                   (see below)
                                                                      @ 50% max 3%
------------------------------------------------------------------------------------------------------------------------------------
                exp 7/31/00    A2     SPFPA, Local 270                Match. Cont.             Basepay           H       Vesting
                                                                      Formula A--              (see below)               schedule
                                                                      6% match in cash                                   (see below)
                                                                      @ 50% max 3%
------------------------------------------------------------------------------------------------------------------------------------
  eff 1/1/99    exp 10/1/00    H8     IAM, Local 156                  Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               HD     Hourly Non-Union (EAST rules)   Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
  eff  2/1/99   exp 10/1/00    HZ     IAM, Lodge 2003                 Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               NU1    GVL Fire & Guards (Not Union)   Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               R0     NU Salaried Exempt &Non-exempt  Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               R01    T&S Executives                  Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               R6     Hourly Non-Union                Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               RGC    Global Command Comm. Systems    Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               RHC    HITC Non-Pension Eligible       Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               RIS    Identification Sys Non-Union    Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               RTA    T&S Unified Plan                Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               RTB    T&S Unified Plan                Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               RTC    Training Operations             Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               RTD    T&S Unified Plan 2              Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               RTE    Training/Data Systems/Commercl  Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               RTF    T&S Unified Plan Non Pension    Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               RTG    Training Regular                Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               RTH    T&S Unified Plan B              Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               RTI    RSTX Senior Leadership          Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               RTJ    RSTX Standard Benefits          Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               RTL    Trng and Svcs 20% Pricing       Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               RTO    Trng and Svcs 20% Pricing       Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
  eff 4/1/00                   RTP    Polar Services                  No contribution          Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               RU     Teamsters Local 769             Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               RVS    Lexington Depot Non-Corp Flex   Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               STC    State College - Declass Proj    Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               H5     NAPI Hourly Non-Union           Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               H6     Highland Park Hourly Non-Union  Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               HG     AFG Hourly Guards               Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
                               HH     Hourly Non-Bargaining Guards    Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
  eff 1/1/99    exp 4/12/05    HB     AFGE, Local 1744                Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
  eff 1/1/99    exp 4/27/02    HK     IBEW, Local 2295                Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
  eff 1/1/99    exp 4/30/00    HL     PACE, Local 6-0254              Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
  eff 1/1/99    exp 8/25/02    HQ     IAM, Lodge 830                  Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
  eff 1/1/99    exp 10/25/99   HY     IAM, Lodge 725 (AML 1125)       Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
  eff. 1/1/99   exp. 6/4/02    RB     EAST, Local 1553 (Chula Vista)  Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
  eff 1/1/99    exp 10/19/01   HC     EAST, Local 1553 (LA, CA area)  Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
  eff 11/1/99   exp 10/27/03   H1     IAM, Lodge 933                  Standard                 Standard          E       Standard
------------------------------------------------------------------------------------------------------------------------------------
Effective       Maximum Elective         Maximum          Match          ESOP
 Prior to           Deferral            After-Tax         Source     Contribution
1/1/99 or
Date Shown
===================================================================================
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
     eff 4/1/99       Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                         17%               NO                3             NO
-----------------------------------------------------------------------------------
                         17%               NO                3             NO

-----------------------------------------------------------------------------------
     eff 1/1/99       Standard          Standard            20             NO
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
     eff 2/1/99       Standard          Standard            20             NO
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
     eff 4/1/00       Standard          Standard             5             NO
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
                      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
     eff 1/1/99       Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
     eff 1/1/99       Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
     eff 1/1/99       Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
     eff 1/1/99       Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
     eff 1/1/99       Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
     eff. 1/1/99      Standard          Standard            5           Standard
-----------------------------------------------------------------------------------
     eff 1/1/99       Standard          Standard            20          Standard
-----------------------------------------------------------------------------------
     eff 11/1/99      Standard          Standard            20          Standard
-----------------------------------------------------------------------------------

                                     Page 5

                                                                       6/18/2002
                                   EXHIBIT A
                      RAYTHEON SAVINGS AND INVESTMENT PLAN
 Adopting Employers and Special Plan Provisions for Certain Adopting Employers
               As of January 1, 2000 (unless indicated otherwise)

---------------------------------------------------------------------------------------------------------------------------------
 Effective Prior      Expiration      Union            Eligible Group                     Matching or Employer     Compensation
to 1/1/99 or Date        Date          Code                                               Contributions
     Shown
=================================================================================================================================
  eff 7/1/00                            H2       SPFPA 823, Tucson (HMSC) Guards          Standard                   Standard
---------------------------------------------------------------------------------------------------------------------------------
  eff. 7/1/00        exp  2/10/00       H3       IAM, Lodge 940 Tucson Firefighters       Standard                   Standard
---------------------------------------------------------------------------------------------------------------------------------
  eff 3/26/00        exo, 4/12/00       H4       IAM, Lodge 933, HE Microwave             Standard                   Standard
---------------------------------------------------------------------------------------------------------------------------------
                                      RSE/RSN    S Spars PAVE PAWS III                    Emp. Cont. Formula A--     Standard
                                                                                          $0.65/Scheduled hr
---------------------------------------------------------------------------------------------------------------------------------
                                                 S Spars PAVE PAWS IV                     Emp. Cont. Formula A--     Standard
                                                                                          $0.70/Scheduled hr
---------------------------------------------------------------------------------------------------------------------------------
                                                 NASA Logistics                           Emp. Cont. Formula C--     Standard
                                                                                          2.5% of Base Pay
---------------------------------------------------------------------------------------------------------------------------------
                                                 Non-SCA Onizuka AFS                      Emp. Cont. Formula A--     Standard
                                                                                          $0.33/Scheduled hr
---------------------------------------------------------------------------------------------------------------------------------
                     exp  10/1/00      RSE       S Spars PAVE PAWS I                      No contribution            Standard
---------------------------------------------------------------------------------------------------------------------------------
                     exp  10/1/00      RSE       S Spars PAVE PAWS II                     Emp. Cont. Formula A--     Standard
                                                                                          $0.90/Scheduled hr
---------------------------------------------------------------------------------------------------------------------------------
                     exp  10/1/00      RSE       Non-SCA SSPARS Thule, Greenland          No contribution            Standard
---------------------------------------------------------------------------------------------------------------------------------
                     exp  10/1/00      RSE       Non-SCA SSPARS Fylingsdale, UK           No contribution            Standard
---------------------------------------------------------------------------------------------------------------------------------
                     exp  10/1/00      RSE       Non-SCA SSPARS                           Emp. Cont. Formula A--     Standard
                                                                                          $0.98/Scheduled hr
---------------------------------------------------------------------------------------------------------------------------------
                     exp  10/1/00      RSE       Michigan Base Support                    Emp. Cont. Formula A--     Standard
                                                                                          $0.16/Scheduled hr
---------------------------------------------------------------------------------------------------------------------------------
                                                 Non-SCA PMEL-McClellan AFB               Emp. Cont. Formula A--     Standard
                                                                                          $0.10/Scheduled hr
---------------------------------------------------------------------------------------------------------------------------------
                                                 Non-SCA COBRA DANE-Shemya, AK            No contribution            Standard
---------------------------------------------------------------------------------------------------------------------------------
                                                 Non-SCA TACOM-Warren,MI                  No contribution            Standard
---------------------------------------------------------------------------------------------------------------------------------
                                                 Non-SCA SEI                              Emp. Cont. Formula A--     Standard
                                                                                          $0.60/Scheduled hr
---------------------------------------------------------------------------------------------------------------------------------
                                                 Non-SCA TROJAN                           Emp. Cont. Formula A--     Standard
                                                                                          $0.10/Scheduled hr
---------------------------------------------------------------------------------------------------------------------------------
                                                 Non-SCA IATC                             Emp. Cont. Formula A--     Standard
                                                                                          $0.60/Scheduled hr
---------------------------------------------------------------------------------------------------------------------------------
                                                 Non-SCA STARS & DASR                     Emp. Cont. Formula A--     Standard
                                                                                          $0.60/Scheduled hr
---------------------------------------------------------------------------------------------------------------------------------
                                                 Non-SCA NASA -Langley,VA                 Emp. Cont. Formula A--     Standard
                                                                                          $0.10/Scheduled hr
---------------------------------------------------------------------------------------------------------------------------------
                                                 Non-SCA CISF                             Emp. Cont. Formula A--     Standard
                                                                                          $0.10/Scheduled hr
---------------------------------------------------------------------------------------------------------------------------------
                                                 Non-SCA  Marshall Space Flight Center-   Emp. Cont. Formula A--     Standard
                                                 Huntsville, AL                           $0.10/Scheduled hr
---------------------------------------------------------------------------------------------------------------------------------
                                                 RSSC Pave Paws/RSSC CDSM Dept.8731,8734  No contribution            Standard
---------------------------------------------------------------------------------------------------------------------------------
                                                 RSSC Pave Paws/RSSC CDSM Dept 8738,8796  Emp. Cont. Formula A--     Standard
                                                                                          $0.10/Scheduled hr
---------------------------------------------------------------------------------------------------------------------------------
                                                 Non-SCA Onizuka AFS                      Emp. Cont. Formula A--     Standard
                                                                                          $0.33/Scheduled hr
---------------------------------------------------------------------------------------------------------------------------------
                                                 Non-SCA AUTEC-West Palm Beach,FL         No contribution            Standard
---------------------------------------------------------------------------------------------------------------------------------
                                                 IRE/RSES Category B                      No contribution            Standard
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
    Eligibility       Vesting      Maximum Elective       Maximum         Match             ESOP
        Code                           Deferral          After-Tax       Source          Contribution

========================================================================================================
         E            Standard         Standard           Standard          20            Standard
--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard          20            Standard
--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard          20            Standard
--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO

--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO

--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO

--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO

--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO
--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO

--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO
--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO
--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO

--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO

--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO

--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO
--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO
--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO

--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO

--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO

--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO

--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO

--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO

--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO

--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO
--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO

--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO

--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO
--------------------------------------------------------------------------------------------------------
         E            Standard         Standard           Standard           5               NO
--------------------------------------------------------------------------------------------------------

                                   EXHIBIT A
                      RAYTHEON SAVINGS AND INVESTMENT PLAN
Adopting Employers and Special Plan Provisions for Certain Adopting Employers As
                of January 1, 2000 (unless indicated otherwise)

  Effective Prior   Expiration   Union             Eligible Group            Matching or Employer      Compensation    Eligibility
to 1/1/99 or Date      Date      Code                                        Contributions                                Code
      Shown
====================================================================================================================================
                                         KLS/RSES Category B                 No contribution             Standard           E
------------------------------------------------------------------------------------------------------------------------------------
                                         KLS/RSES Category C                 No contribution             Standard           E
------------------------------------------------------------------------------------------------------------------------------------
                                         KLS/RSES Category D                 No contribution             Standard           E
------------------------------------------------------------------------------------------------------------------------------------
                                         AUTEC/RSES                          No contribution             Standard           E
------------------------------------------------------------------------------------------------------------------------------------
                                         Salaried Exempt w/Unique Benefits   No contribution             Standard           E
------------------------------------------------------------------------------------------------------------------------------------
                                         Non-SCA TSSC Full-Time              Emp. Cont. Formula A--      Standard           E
                                                                             $0.60/Scheduled hr
------------------------------------------------------------------------------------------------------------------------------------
                                         Non-SCA NASA Logistics-Annapolis    Emp. Cont. Formula C--      Standard           E
                                         Jct,MD                              2.5% of Base Pay
------------------------------------------------------------------------------------------------------------------------------------
                                         Non-SCA Norfolk,VA                  Emp. Cont. Formula A--      Standard           E
                                                                             $0.10/Scheduled hr
------------------------------------------------------------------------------------------------------------------------------------
                                         Non-SCA EFOGM-                      No contribution             Standard           E
                                         Huntsville,AL Dept.8795
------------------------------------------------------------------------------------------------------------------------------------
                                         Huntsville,AL Dept.8138, 8140       Emp. Cont. Formula A--      Standard           E
                                                                             $0.10/Scheduled hr
------------------------------------------------------------------------------------------------------------------------------------
                                         Mobile Sensors Dept. 8139           Emp. Cont. Formula C--4%    Standard           E
                                                                             of Base Pay
------------------------------------------------------------------------------------------------------------------------------------
                                         Non-SCA TSSC Part-Time              No contribution             Standard           E
------------------------------------------------------------------------------------------------------------------------------------
                                         Non-SCA TSSC Part-Time              No contribution             Standard           E
------------------------------------------------------------------------------------------------------------------------------------
                                         Non-SCA Chula Vista, CA             No contribution             Standard           E
------------------------------------------------------------------------------------------------------------------------------------
                                         Non-SCA CCS MK II-Portsmouth RI &   No contribution             Standard           E
                                         Norfolk,VA
------------------------------------------------------------------------------------------------------------------------------------
   eff 4/1/00                            RTT-Union                           Emp. Cont. Formula B--3%    Standard

------------------------------------------------------------------------------------------------------------------------------------
                                         Non-SCA STARS & DASR                Emp. Cont. Formula A--                         E
                                                                             $0.40/Scheduled hr
------------------------------------------------------------------------------------------------------------------------------------

Vesting      Maximum Elective     Maximum      Match          ESOP
                 Deferral        After-Tax     Source     Contribution

=======================================================================
Standard         Standard         Standard        5            NO
----------------------------------------------------------------------
Standard         Standard         Standard        5            NO
----------------------------------------------------------------------
Standard         Standard         Standard        5            NO
----------------------------------------------------------------------
Standard         Standard         Standard        5            NO
----------------------------------------------------------------------
Standard         Standard         Standard        5            NO
----------------------------------------------------------------------
Standard         Standard         Standard        5            NO

----------------------------------------------------------------------
Standard         Standard         Standard        5            NO

----------------------------------------------------------------------
Standard         Standard         Standard        5            NO

----------------------------------------------------------------------
Standard         Standard         Standard        5            NO

----------------------------------------------------------------------
Standard         Standard         Standard        5            NO

----------------------------------------------------------------------
Standard         Standard         Standard        5            NO

----------------------------------------------------------------------
Standard         Standard         Standard        5            NO
----------------------------------------------------------------------
Standard         Standard         Standard        5            NO
----------------------------------------------------------------------
Standard         Standard         Standard        5            NO
----------------------------------------------------------------------
Standard         Standard         Standard        5            NO

----------------------------------------------------------------------
Standard         Standard         Standard                  Standard

----------------------------------------------------------------------
Standard         Standard         Standard        5            NO

----------------------------------------------------------------------

                                   EXHIBIT A
                      RAYTHEON SAVINGS AND INVESTMENT PLAN
 Adopting Employers and Special Plan Provisions for Certain Adopting Employers
               As of January 1, 2000 (unless indicated otherwise)

-------------------------------------------------------------------------------------------------------------------------------
Effective Prior   Expiration   Union            Eligible Group            Matching or Employer      Compensation   Eligibility
 to 1/1/99 or        Date      Code                                       Contributions                               Code
  Date Shown
===============================================================================================================================
                                              RAYTHEON ENGINEERS & CONSTRUCTORS
===============================================================================================================================
                                                  (RUST CONSTRUCTORS, INC.)
===============================================================================================================================
                       *             Salaried EX, NE                               Standard           Standard          E
-------------------------------------------------------------------------------------------------------------------------------
                       *             USW, Local 7665 (Standard Havens,
                                     MO)
                                     H
-------------------------------------------------------------------------------------------------------------------------------
                       *             IBEW, Local 453 (Ft. Leonard Wood,   Emp. Cont. Formula A -      Base Pay          E
                                     MO)                                  $0.15/hr. (10/1/98)        (see below)
                                     H                                    $0.20/hr. (10/1/99)
-------------------------------------------------------------------------------------------------------------------------------
                       *             Springfield, MO -- Non-Union   H     Match. Cont. Formula C -    Standard          E
                                                                          100% of 1st 4.5%
-------------------------------------------------------------------------------------------------------------------------------
     36161             *             3M DECATUR         H                 Match. Cont. Formula A -    Standard          E
                                                                          50% of 1st 6% of pay
-------------------------------------------------------------------------------------------------------------------------------
     36161             *             Hexcel Decatur     H                 Match. Cont. Formula A -    Standard          E
                                                                          50% of 1st 6% of pay
-------------------------------------------------------------------------------------------------------------------------------
     36161             *             NSI Grenada, MA    H                 Match. Cont. Formula A -    Standard          E
                                                                          50% of 1st 6% of pay
-------------------------------------------------------------------------------------------------------------------------------
     36214             *             Republic Paper     H                 Standard                    Standard          E
-------------------------------------------------------------------------------------------------------------------------------
                       *             J. D. Irving       H                 Match. Cont. Formula A -    Standard          E
                                                                          50% of 1st 6% of pay
-------------------------------------------------------------------------------------------------------------------------------
                       *             Non-Union Hourly--Rust Constructors  No contribution             Standard          E
                                     H
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Effective Prior    Vesting      Maximum Elective      Maximum      Match         ESOP
 to 1/1/99 or                       Deferral         After-Tax     Source    Contribution
  Date Shown
===========================================================================================

===========================================================================================

===========================================================================================
                   Standard         Standard         Standard        20        Standard
-------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------
                   Standard            17%              NO            5           NO


-------------------------------------------------------------------------------------------
                   Standard         Standard         Standard         5           NO

-------------------------------------------------------------------------------------------
     36161         Standard         Standard         Standard         5           NO

-------------------------------------------------------------------------------------------
     36161         Standard         Standard         Standard         5           NO

-------------------------------------------------------------------------------------------
     36161         Standard         Standard         Standard         5           NO

-------------------------------------------------------------------------------------------
     36214         Standard         Standard         Standard         5           NO
-------------------------------------------------------------------------------------------
                   Standard         Standard         Standard         5           NO

-------------------------------------------------------------------------------------------
                   Standard         Standard         Standard         5           NO

-------------------------------------------------------------------------------------------

*Participation in the Plan ceased on July 7, 2000 as a result of the sale of Raytheon Engineers & Constructors, Inc. and Rust Constructors, Inc. to Morrison Knudsen on such date.

Standard Plan Provisions: For purposes of this Exhibit A, the term "Standard Plan Provisions" shall mean the following Plan provisions:

Maximum Elective Deferrals of 20%: The Participant shall be eligible to make maximum Elective Deferrals of up to twenty percent (20%) in accordance with section 4.2(a) of the Plan.

Maximum Employee After-Tax Contributions of 20%: The Participant shall be eligible to make maximum Employee After-Tax Contributions of up to twenty percent (20%) in accordance with section 4.2(a) of the Plan.

No Specified Qualified Nonelective Contributions: The Participant shall not be eligible for a specified Qualified Nonelective Contribution.

4% Matching Contribution: In accordance with section 4.5 of the Plan the Participant shall be eligible to receive a Matching Contribution equal in value to one hundred percent (100%) of the total Elective Deferrals and Employee After-Tax Contributions made for each Pay Period, but the total of such Matching Contributions for the Participant shall not exceed four percent (4%) of the Participant's Compensation for each such Pay Period.

0.5% ESOP Contribution: The Participant shall be eligible to receive an ESOP Contribution equal to one-half of one percent (0.5%) of the Participant's Compensation for each Plan Year in accordance with section 4.6 of the Plan.

No Employer Contribution: The Participant shall not be eligible for an Employer Contribution.

Code Section 415 Definition of Compensation: The definition of Compensation applicable to the Participant shall be the definition prescribed in section 2.12 of the Plan.

100% Immediate Vesting: The Participant shall have a nonforfeitable right to all amounts in the Participant's Account, including the Participant's Elective Deferral, Employee After-Tax Contribution, Rollover Contribution, Qualified Nonelective Contribution, ESOP Contribution and Matching Contribution Accounts in accordance with sections 6.1 and 6.2 of the Plan.

                                   EXHIBIT A
                      RAYTHEON SAVINGS AND INVESTMENT PLAN
 Adopting Employers and Special Plan Provisions for Certain Adopting Employers
               As of January 1, 2000 (unless indicated otherwise)

====================================================================================================================================
 Effective Prior    Expiration   Union   Eligible Group  Matching or Employer  Compensation  Eligibility  Vesting   Maximum Elective
to 1/1/99 or Date      Date      Code                    Contributions                           Code                   Deferral
      Shown
====================================================================================================================================

================================================================================
 Effective Prior      Maximum      Match          ESOP
to 1/1/99 or Date    After-Tax     Source     Contribution
      Shown
================================================================================

Definition of Compensation -- Base Pay: The definition of the term "Compensation" as prescribed in Plan section 2.12(a) shall be replaced with the following (with subsections 2.12(b) - (d) continuing to apply):

          (1) Except as otherwise provided herein, the base pay (including vacation and sick pay for unused vacation and sick leave), supervisory differentials, shift premiums and sales commissions paid to a Participant by the Employer, excluding all other earnings from any source.

          (2) In all cases, however, notwithstanding any exclusions above, Compensation shall include any amount which would otherwise be deemed Compensation under this subsection 2.12(a) but for the fact that it is deferred pursuant to a salary reduction agreement under this Plan or under any plan described in section 401(k) or 125 of the Code.

Matching Contributions:

Formula A: Each designated Adopting Employer shall make Matching Contributions equal in value to fifty percent (50%) of the first six percent (6%) of the Elective Deferrals and Employee After-Tax Contributions (if applicable) made for each Pay Period by each Participant who is an Eligible Employee of each such Adopting Employer, but the total of such Matching Contributions for any eligible Participant shall not exceed three percent (3%) of a Participant's Compensation from such Adopting Employer for each such Pay Period. The Matching Contribution shall be made in cash and may be invested in accordance with section 5.1(a).

Formula B: Each designated Adopting Employer shall make Matching Contributions equal in value to fifty percent (50%) of the first three percent (3%) of the Elective Deferrals and Employee After-Tax Contributions (if applicable) made for each Pay Period by each Participant who is an Eligible Employee of each such Adopting Employer, but the total of such Matching Contributions for any eligible Participant shall not exceed one and one-half percent (1.5%) of a Participant's Compensation from such Adopting Employer for each such Pay Period. The Matching Contribution shall be made in cash and may be invested in accordance with section 5.1(a).

Formula C: Each designated Adopting Employer shall make Matching Contributions equal in value to one hundred percent (100%) of the first four-and-one-half percent (4 1/2%) of the Elective Deferrals and Employee After-Tax Contributions (if applicable) made for each Pay Period by each Participant who is an Eligible Employee of each such Adopting Employer, but the total of such Matching Contributions for any eligible Participant shall not exceed four-and-one-half percent (4 1/2%) of a Participant's Compensation from such Adopting Employer for each such Pay Period. The Matching Contribution shall be made in cash and may be invested in accordance with section 5.1(a).

Employer Contributions:

Formula A: For each Plan Year, each designated Adopting Employer shall make an Employer Contribution equal in value to the dollar amount prescribed in the chart above for each Hour of Service completed (or scheduled, if so indicated) by its Eligible Employees. The Employer Contribution shall be allocated to the Eligible Employees of each Adopting Employer in the same ratio as each such Eligible Employee's Hours of Service for the Plan Year bears to the total Hours of Service for all such Eligible Employees for the Plan Year.

Formula B: For each Plan Year, each designated Adopting Employer shall make an Employer Contribution equal to the percentage prescribed in the chart above of its Eligible Employees' Compensation for the Plan Year. The Employer Contribution shall be allocated to the Eligible Employees of each Adopting Employer in the same ratio as each such Eligible Employee's Compensation for the Plan Year bears to the total Compensation of all such Eligible Employees for the Plan Year.

Formula C: For each Plan Year, each designated Adopting Employer shall make an Employer Contribution equal to the percentage prescribed in the chart above of its Eligible Employees' Compensation for the Plan Year. The Employer Contribution shall be allocated to the Eligible Employees of each Adopting Employer in the same ratio as each such Eligible Employee's Compensation for the Plan Year bears to the total Compensation of all such Eligible Employees for the Plan Year. For purposes of this Employer Contribution Formula C, the term "Compensation" shall mean "Base Pay" as defined above.

Formula D: For each Plan Year, each designated Adopting Employer shall make an Employer Contribution equal to the percentage prescribed in the chart above of its Eligible Employees' Compensation for the Plan Year; provided, however, that in no event shall the Employer Contribution made with respect to any Eligible Employee exceed the maximum dollar amount prescribed in the chart above. The Employer Contribution shall be allocated to the Eligible Employees of each Adopting Employer in the same ratio as each such Eligible Employee's Compensation for the Plan Year bears to the total Compensation of all such Eligible Employees for the Plan Year.

Formula E: For each Plan Year, each designated Adopting Employer shall make an Employer Contribution equal to (i) with respect to Eligible Employees who were hired prior to April 22, 1996, 7% of each such Eligible Employee's Compensation; and (ii) with respect to Eligible Employees who were hired on and after April 22, 1996, 4% of each such Eligible Employee's Compensation. The Employer Contribution shall be allocated to each respective group of Eligible Employees in the same ratio as each such Eligible Employee's Compensation for the Plan Year bears to the total Compensation of all such respective Eligible Employees for the Plan Year. For purposes of this Employer Contribution Formula E, the term "Compensation" shall mean "Base Pay" as defined above.

Formula F: For each Plan Year, each designated Adopting Employer shall make an Employer Contribution equal in value to the dollar amount prescribed above for each BRT or the percentage of BRT prescribed above, as applicable. The Employer Contribution shall be allocated to the Eligible Employees of each Adopting Employer in the same ratio as each such Eligible Employee's BRT for the Plan Year bears to the total BRT of all such Eligible Employees for the Plan Year.

Vesting Schedule

                                                                       6/18/2002
                                   EXHIBIT A
                      RAYTHEON SAVINGS AND INVESTMENT PLAN
 Adopting Employers and Special Plan Provisions for Certain Adopting Employers
               As of January 1, 2000 (unless indicated otherwise)

------------------------------------------------------------------------------------------------------------------------------------
Effective Prior     Expiration   Union   Eligible Group   Matching or Employer  Compensation  Eligibility  Vesting  Maximum Elective
to 1/1/99 or Date      Date       Code                        Contributions                      Code                   Deferral
    Shown
====================================================================================================================================

--------------------------------------------------------------
                         Maximum     Match         ESOP
                        After-Tax    Source    Contribution
==============================================================

Each Eligible Employee of the designated Adopting Employers shall have a nonforfeitable right to his or her Matching, ESOP and Employer Contribution Accounts (as applicable) upon the earliest of (or, if more favorable, under the terms of the transferee plan in the case of a direct transfer of assets to the Plan in accordance with sections 1.1(b) and 4.8(c)):

(1)       the Participant's completion of a Period of Service of five (5) years;
(2) the Participant's completion of a Period of Participation of three (3) years;
(3) the Participant's Retirement, death while an Employee, Disability or attainment of Normal Retirement Age; or
(4) the Participant's Layoff or Severance from Service due to Qualified Military Service.

ESOP Contribution -- Special Eligibility Provisions

The eligible participants of the designated Adopting Employers must be employed on June 30 and December 31 to be eligible to receive an ESOP contribution for the immediately preceding six month period.

                                 401kMatrixCOE

------------------------------------------------------------------------------------------------------------------------------------
Effective
Prior to 1/1/99
 or Date           Expiration     Union                                                                                  Eligibility
 Shown               Date         Code      Eligible Group                                                 Compensation      Code
====================================================================================================================================
====================================================================================================================================
                                                                                         RAYTHEON COMPANY
====================================================================================================================================
====================================================================================================================================
                  exp 9/30/02       H10   IAMAW, Local 2793                    No contribution              Base pay         E
------------------------------------------------------------------------------------------------------------------------------------
                 exp 9//30/01       H11   IAMAW, District Lodge 74             No contribution              Base pay         E
------------------------------------------------------------------------------------------------------------------------------------
                 exp. 9/30/02       H12   IUOE Local 547                       No contribution              Base pay         E
------------------------------------------------------------------------------------------------------------------------------------
                 exp. 9/30/02        H9   IAM, Local 850                       No contribution              Base pay         E
------------------------------------------------------------------------------------------------------------------------------------
                                                                               4% CC post 4/22/96--7%
                 exp. 3/30/00        R9   IBEW Local 2088                      CC pre 4/22/96             All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                  exp 10/1/99        RA   IBEW, Local 340                      DC - $.90/hr.                Base pay         E
------------------------------------------------------------------------------------------------------------------------------------
                  exp 10/1/99        RJ   IBEW, Local 223                      DC - $.98/hr.                Base pay         E
------------------------------------------------------------------------------------------------------------------------------------
                  exp 10/1/99        RM   IBT, Local 639                       No contribution              Base pay         E
------------------------------------------------------------------------------------------------------------------------------------
                  exp 10/1/99        RN   IBEW, Local 898                      DC - $.70/hr.                Base pay         E
------------------------------------------------------------------------------------------------------------------------------------
                  exp 10/1/99        RR   IAM, Dist Lodge 131                  DC - $.65/hr.                Base pay         E
------------------------------------------------------------------------------------------------------------------------------------
                                    RTK   RSTX - Benefits Flexserve            No-match                   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    RTM   Trng and Svcs 20% Pricing            No-match                   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    RTN   Trng and Svcs 20% Pricing            No-match                   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    RVR   ISDD OSMP Russia                     No-match                   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                  exp 9/30/01        RW   IBEW, Local 2131 (Full-Time)         No contribution              Base pay         E
------------------------------------------------------------------------------------------------------------------------------------
                  exp 9/30/01       RW2   IBEW, Local 2131 (Part-Time)         No contribution              Base pay         E
------------------------------------------------------------------------------------------------------------------------------------
                                    RWP   Exempt at Wright-Patterson AFB       No contribution            All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                  exp 9/30/01        RX   IBEW, Local 2131(X)                  No contribution              Base pay         E
------------------------------------------------------------------------------------------------------------------------------------
                 exp 11/30/02        RZ   ITPE District 5                      No contribution              Base pay         E
------------------------------------------------------------------------------------------------------------------------------------
                  exp 9/3/00        S01   SCA - Annapolis Jnct, MD NASA        No contribution              Base pay         E
------------------------------------------------------------------------------------------------------------------------------------
                                    S02   SCA - CISF & SSPARS Colo Spgs        DC - $.40/hr.              All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S03   SCA - Marshall Space Flt Ctr         DC - $.10/hr.              All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S04   SCA - ROTHR Chesapeake, VA           DC - $.10/hr.              All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S05   SCA - ROTHR Freer, TX                DC - $.10/hr.              All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S06   SCA - ROTHR Kingsville, TX           DC - $.10/hr.              All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S07   SCA - ROTHR New Kent, VA             DC - $.10/hr.              All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S08   SCA - SEI & IATC                     DC - $.40/hr.              All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S09   SCA - Shemya, AK                     No contribution            All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S10   SCA - O&M Richardson, TX             No contribution            All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S11   SCA - AUTEC W. Palm Beach            No contribution            All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S12   SCA - Englewood, CO PMEL PO          DC - $.10/hr.              All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S13   SCA - FAA Depot Oklahoma City        DC - $.10/hr.              All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S14   SCA - McClellan AFB, CA PMEL         DC - $.10/hr.              All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S15   SCA - NASA Langley, VA               DC - $.10/hr.              All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S16   SCA - Onizuka AFS, CA                No contribution            All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S17   SCA - TROJAN                         DC - $.10/hr.              All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S18   SCA - TSSC Washngton, DC             DC - $.60/hr.              All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S19   SCA - Warren, MI                     No contribution              Base pay         E
------------------------------------------------------------------------------------------------------------------------------------
                                    S20   SCA - Wright Patterson AFB, OH       No contribution            All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S21   SCA - Lexington Depot, KY            No contribution            All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S22   SCA - SSPARS Cape Code AFS, MA       DC - $.98/hr.              All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                                                               4% CC of hrs. paid
                                    S23   Mobile Sensors - Florida             up to 40                   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S24   SCA - Poulsbo, WA                    No contribution            All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S25   C-130H2 Weapons Systems              No contribution            All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                    S26   SCA -C-141 Aerial Refueling OK       No contribution            All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                401k
Effective                                     Investment
Prior to 1/1/99                                 Limit (le
 or Date                                        Maximum                      Co. Match       RAYSOP
 Shown                    Vesting Rule          Deferral)       Post Tax       Source      Eligible
======================================================================================================
======================================================================================================

======================================================================================================
======================================================================================================
                        100% Immediate            17%            NO             5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            17%            NO             5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            17%            NO             5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            17%            NO             5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            15%            NO             5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            17%            NO             5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            17%            NO             5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate           :17%            NO             5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            17%            NO             5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            17%            NO             5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            17%            NO             5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            17%            NO             5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            17%            NO             5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            17%            NO             5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            17%            NO             5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            17%            NO             5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO
------------------------------------------------------------------------------------------------------
                        100% Immediate            20%            YES            5              NO

                                                            RAYSIP App A Amendmt

                                  401KMatrixCOE

------------------------------------------------------------------------------------------------------------------------------------
   Effective
Prior to 1/1/99
   or Date        Expiration    Union                                                                                   Eligibility
    Shown            Date       Code             Eligible Group                                       Compensation         Code
====================================================================================================================================
                                 S27      SCA -C-141 Aerial Refuling NJ         No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S28      SCA -C141 Aerial Refueling WA         No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S29      SCA -C141 Aerial Refueling CA         No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S30      SCA - Flight Crew Training OK         No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S31      SCA - E6 Maintenance Trnrs OK         No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S32      SCA - F/A-18 Flight Trnrs SC          No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S33      SCA - F/A-18 Flight Trnrs CA          No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S34      SCA - F-14 COMS VA                    No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S35      SCA - F-15 Trng Devices AK            No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S36      SCA - F-15 Trng Devices VA            No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S37      SCA - F-15 Trng Devices NC            No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S38      SCA - F-16 Air Defense MN             No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S39      SCA - F-16 Air Defense OR             No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S40      SCA - F-16 Air Defense ND             No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S41      SCA - F-16 CLS/TSSC AK                No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S42      SCA - F-16 CLS/TSSC AZ                No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S43      SCA - F-16 Sim Aircraft TX            No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S44      SCA - KC-10 Aircrew Trng TX           No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S45      SCA - KC-10 Aircrew Trng NJ           No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S46      SCA - KC-10 Aircrew Trng CA           No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S47      SCA - MCAS V-22 NC                    No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S48      SCA - P-3 COMS HI                     No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S49      SCA - T45 FY98 CMSP TX                No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S50      SCA - T45 FY96 Prod MS                No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S51      SCA - BMTA OK&TX                      No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S52      SCA - BMTA AS&KS                      No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S53      SCA - BMTA GA/PA/NE                   No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S54      SCA - BMTA IL                         No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S55      SCA - BMTA KY                         No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S56      SCA - BMTA HI                         No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S57      SCA - BMTA AK                         No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S58      SCA - BMTA AZ                         No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S59      SCA - BMTA AL                         No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S60      SCA - BMTA MA                         No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S61      SCA - CTC LA/TX                       No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S62      SCA - CTC CA                          No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S64      SCA - SURTASS VA                      No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S65      SCA - SURTASS HI                      No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S66      SCA - E-6 Flight Crew Tmg OK          No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S67      SCA - CSEF OH                         No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S68      SCA - Project H265 NV                 No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S69      SCA - B-2 CLS MO                      No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S70      SCA - FORSCOM                         No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S71      SCA - KC135 Omaha, NE                 No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S72      SCA - ROTHR Puerto Rico               No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S74      SCA - Ft. Stewart GA                  No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S75      SCA - Ft. Carson CO                   No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------
                                 S76      SCA - Ft. Benning GA                  No contribution       All earnings          E
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                             401k
                          Investment
                           Limit (ie
                            Maximum                      Co. Match         RAYSOP
  Vesting Rule             Deferral)        Post Tax       Source         Eligible
=====================================================================================
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------
      100% Immediate            20%            YES            5              NO
-------------------------------------------------------------------------------------

                                       2                    RAYSIP App A Amendmt

                                 401kMatrixCOE

------------------------------------------------------------------------------------------------------------------------------------
   Effective
Prior to 1/1/99
    or Date           Expiration      Union
     Shown               Date          Code           Eligible Group
===================================================================================================================================
    eff 1/1/99       exp 4/14/00       263      SPFPA, Local 263                              4% match in stock @ 100%
    eff 7/1/99       exp 4/11/04       298      UAW, Local 298                                4% match in stock @ 100%
    eff 4/1/99       exp 2/16/03       848      UAW, Local 848                                4% match in stock @ 100%
    eff 1/1/99       exp 8/19/01       967      UAW, Local 967                                4% match in stock @ 100%
    eff 1/1/99       exp 8/26/00        R1      IBEW, Local 1505                              4% match in stock @ 100%
    eff 1/1/99       exp 12/2/00        R2      IAM, Lodge 1836                               4% match in stock @ 100%
    eff 6/1/99       exp 2/16/00        R3      Raytheon Guards                               4% match in stock @ 100%
    eff 6/1/99       exp 3/9/00         R4      IUPPE, Local 84                               4% match in stock @ 100%
                                        R8      IBEW "A", Local 1505                          4% match in stock @ 100%
    eff 4/1/99       exp 3/3/01         RG      IAM, Lodge 587                                4% match in stock @ 100%
                     exp 8/31/01        A1      IAM, LOCAL 1561                               6% match in cash @ 50% max 3%
                     exp 7/31/00        A2      SPFPA, Local 270                              6% match in cash @ 50% max 3%
    eff 1/1/99       exp 11/1/99        H8      IAM, Local 156                                4% match in stock @ 100%
                                        HD      Hourly Non-Union (EAST rules)                 4% match in stock @ 100%
    eff 2/1/99       exp 1/31/02        HZ      IAM, Lodge 2003                               4% match in stock @ 100%
                                       NU1      GVL Fire & Guards (Not Union)                 4% match in stock @ 100%
                                        R0      NU Salaried Exempt & Non-exempt               4% match in stock @ 100%
                                       R01      T&S Executives                                4% match in stock @ 100%
                                        R6      Hourly Non-Union                              4% match in stock @ 100%
                                       RGC      Global Command Comm. Systems                  4% match in stock @ 100%
                                       RHC      HITC Non-Pension Eligible                     4% match in stock @ 100%
                                       RIS      Identification Sys Non-Union                  4% match in stock @ 100%
                                       RTA      T&S Unified Plan                              4% match in stock @ 100%
                                       RTB      T&S Unified Plan                              4% match in stock @ 100%
                                       RTC      Training Operations                           4% match in stock @ 100%
                                       RTD      T&S Unified Plan 2                            4% match in stock @ 100%
                                       RTE      Training/Data Systems/Commercl                4% match in stock @ 100%
                                       RTF      T&S Unified Plan Non Pension                  4% match in stock @ 100%
                                       RTG      Training Regular                              4% match in stock @ 100%
                                       RTH      T&S Unified Plan B                            4% match in stock @ 100%
                                       RTI      RSTX Senior Leadership                        4% match in stock @ 100%
                                       RTJ      RSTX Standard Benefits                        4% match in stock @ 100%
                                       RTL      Trng and Svcs 20% Pricing                     4% match in stock @ 100%
                                       RTO      Trng and Svcs 20% Pricing                     4% match in stock @ 100%
                                        RU      Teamsters Local 769                           4% match in stock @ 100%
                                       RVS      Lexington Depot Non-Corp Flex                 4% match in stock @ 100%
                                       STC      State College - Declass Proj                  4% match in stock @ 100%
                                        H5      NAPI Hourly Non-Union                         4% match in stock @ 100%
                                        H6      Highland Park Hourly Non-Union                4% match in stock @ 100%
                                        HG      AFG Hourly Guards                             4% match in stock @ 100%
                                        HH      Hourly Non-Bargaining Guards                  4% match in stock @ 100%
    eff 1/1/99       exp 4/12/05        HB      AFGE, Local 1744                              4% match in stock @ 100%
    eff 1/1/99       exp 4/27/02        HK      IBEW, Local 2295                              4% match in stock @ 100%
    eff 1/1/99       exp 4/30/00        HL      PACE, Local 6-0254                            4% match in stock @ 100%
    eff 1/1/99       exp 8/25/02        HQ      IAM, Lodge 830                                4% match in stock @ 100%
    eff 1/1/99       exp 10/25/99       HY      IAM, Lodge 725 (AML 1125)                     4% match in stock @ 100%
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 401k
     Effective                                                                 Investment
  Prior to 1/1/99                                                              Limit (ie
     or Date                        Eligibility                                 Maximum                    Co. Match       RAYSOP
      Shown      Compensation           Code             Vesting Rule           Deferral)     Post Tax      Source         Eligible
==================================================================================================================================
    eff 1/1/99     All earnings           E             100% Immediate            20%            YES            20            YES
    eff 7/1/99     All earnings           E             100% Immediate            20%            YES            20            YES
    eff 4/1/99     All earnings           E             100% Immediate            20%            YES            20            YES
    eff 1/1/99     All earnings           E             100% Immediate            20%            YES            20            YES
    eff 1/1/99     All earnings           E             100% Immediate            20%            YES            20            YES
    eff 1/1/99     All earnings           E             100% Immediate            20%            YES            20            YES
    eff 6/1/99     All earnings           E             100% Immediate            20%            YES            20            YES
    eff 6/1/99     All earnings           E             100% Immediate            20%            YES            20            YES
                   All earnings           E             100% Immediate            20%            YES            20            YES
    eff 4/1/99     All earnings           E             100% Immediate            20%            YES            20            YES
                     Base pay             H          100% 3 yrs partic or         17%            NO              3             NO
                                                           5 yrs service
                     Base pay             H          100% 3 yrs partic or         17%            NO              3             NO
                                                           5 yrs service
    eff 1/1/99     All earnings           E             100% Immediate            20%            YES            20             NO
                   All earnings           E             100% Immediate            20%            YES            20            Yes
    eff 2/1/99     All earnings           E             100% Immediate            20%            YES            20            Yes?
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            YES
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            YES
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
                   All earnings           E             100% Immediate            20%            YES            20            Yes
    eff 1/1/99     All earnings           E             100% Immediate            20%            YES            20            YES
    eff 1/1/99     All earnings           E             100% Immediate            20%            YES            20            YES
    eff 1/1/99     All earnings           E             100% Immediate            20%            YES            20            YES
    eff 1/1/99     All earnings           E             100% Immediate            20%            YES            20            YES
    eff 1/1/99     All earnings           E             100% Immediate            20%            YES            20            YES

                                  401kMatrixCOE

------------------------------------------------------------------------------------------------------------------------------------
   Effective
Prior to 1/1/99
   or Date       Expiration     Union                                                                                   Eligibility
    Shown           Date        Code          Eligible Group                                              Compensation      Code
====================================================================================================================================
 eff. 1/1/99     exp. 6/4/02     RB     EAST, Local 1553 (Chula Vista)           No match                  Base pay           E
------------------------------------------------------------------------------------------------------------------------------------
  eff 1/1/99    exp 10/19/01     HC     EAST, Local 1553 (LA, CA area)           4% match in stock @ 100%  All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
 eff 11/1/99    exp 10/27/03     H1     IAM, Lodge 933                           4% match in stock @ 100%  All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
 eff. 7/1/00     exp 2/10/00     H3     IAM, Lodge 940 Tucson Firefighters       4% match in stock @ 100%  All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
 eff 3/26/00    exo, 4/12/00     H4     IAM, Lodge 933, HE Microwave             4% match in stock @ 100%  All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                              RSE/RSN   S Spars PAVE PAWS III                                $0.65 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        S Spars PAVE PAWS IV                                 $0.70 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        NASA Logistics                                       2.5% of BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA Onizuka AFS                                  $0.33 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        S Spars PAVE PAWS I                                                All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        S Spars PAVE PAWS II                                 $0.90 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA SSPARS Thule, Greenland                                    All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA SSPARS Fylingsdale, UK                                     All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA SSPARS                                       $0.98 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Michigan Base Support                                $0.16 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA PMEL-McClellan AFB                           $0.10 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA COBRA DANE-Shemya, AK                                      All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA TACOM-Warren, MI                                           All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA SEI                                          $0.60 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA TROJAN                                       $0.10 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA IATC                                         $0.60 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA STARS & DASR                                 $0.60 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA NASA -Langley, VA                            $0.10 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA CISF                                         $0.10 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA  Marshall Space Flight Center-
                                        Huntsville, AL                                       $0.10 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        RSSC Pave Paws/RSSC CDSM Dept 8731,8734                            All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        RSSC Pave Paws/RSSC CDSM Dept 8738,8796              $0.10 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA Onizuka AFS                                  $0.33 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA AUTEC-West Palm Beach, FL                                  All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        IRE/RSES Category B                                                All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        KLS/RSES Category B                                                All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        KLS/RSES Category C                                                All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        KLS/RSES Category D                                                All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        AUTEC/RSES                                                         All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Salaried Exempt w/Unique Benefits                                  All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA TSSC Full-Time                               $0.60 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA NASA Logistics-Annapolis Jct, MD             2.5% of BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA Norfolk, VA                                  $0.10 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA EFOGM-Huntsville, AL Dept.8795                             All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Huntsville, AL Dept.8138, 8140                       $0.10 x BRT   All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA TSSC Part-Time                                             All earnings       E
------------------------------------------------------------------------------------------------------------------------------------
                                        Non-SCA TSSC Part-Time                                             All earnings       E
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                               401k
   Effective                                Investment
Prior to 1/1/99                              Limit (ie
   or Date                                    Maximum                     Co. Match        RAYSOP
    Shown            Vesting Rule            Deferral)     Post Tax        Source         Eligible
========================================================================================================
 eff. 1/1/99          100% Immediate            17%            NO             5              NO
--------------------------------------------------------------------------------------------------------
  eff 1/1/99          100% Immediate            20%            YES            20            YES
--------------------------------------------------------------------------------------------------------
 eff 11/1/99          100% Immediate            20%            YES            20        Yes (1/1/00)
--------------------------------------------------------------------------------------------------------
 eff. 7/1/00          100% Immediate            20%            YES            20            YES
--------------------------------------------------------------------------------------------------------
 eff 3/26/00          100% Immediate            20%            YES            20       Yes (3/26/00)
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------
                      100% Immediate            20%            YES            5              NO
--------------------------------------------------------------------------------------------------------

                                       4                      RAYSIP App Amendmt

                                                                                                                      401K
  Effective                                                                                                           Investment
for to 1/1/99                                                                                                         Limit(ie
  or Date     Expiration  Union                                                           Eligibility                 Maximum   Post
   shown         Date     Code      Eligible Group                          Compensation     Code      Vesting Rule   Deferral) Tax
====================================================================================================================================
                                 Non-SCA Chula Vista,CA                     All earnings      E        100% Immediate   20%     YES
                                 Non-SCA CCS MK II-Portsmouth
                                 RI & Norfolk,VA                            All earnings      E        100% Immediate   20%     YES
                                 Non-SCA STARS & DASR          $0.40 x BRT                    E        100% Immediate   20%     YES

Co. Match       RAYSOP
 Source        Eligible

   5              NO

   5              NO
   5              NO

                                       6